UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203 Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items

On August 10, 2022, the Board of Directors of Todos Medical Ltd. (the “Company”) fixed August 19, 2022 as the record date (the “Record Date”) for the right to vote at the Company’s Annual Meeting, which will be held on September 28, 2022. Notice and access to the Notice and Proxy Statement and the Proxy Card for the Annual General Meeting of Shareholders of the Company will be provided on or after the Record Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2022

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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